Exhibit 99.3

bebe stores, inc. dba bebe
ID: 94-2450490
Notice of Grant of Stock Options	400 Valley Drive
and Option Agreement	Brisbane, CA 94005-1208

NAME	Option Number:	0000XXXX
ADDRESS	Plan:	0697
	ID:	XXXXX

Effective                , you have been granted a(n) Incentive Stock Option to buy            shares of bebe stores, inc. dba bebe (the Company) stock at $            per share.

The total option price of the shares granted is $                  .

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

bebe stores, inc. dba bebe	Data

SIGNATURE	Date

bebe stores, inc. 1997 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1.                                                    GRANT OF OPTION.

(a)                                  Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)                                 Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2.                                                    RIGHT TO EXERCISE.

(a)                                  Exercisability.  Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant in an amount not to exceed the number of vested shares less the number of shares previously acquired upon exercise of the Option.

(b)                                 $100,000 Limitation.  If this Option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee’s right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that:

(i)                                     The Optionee’s right to exercise this option shall not be deferred with respect to that portion of the Shares subject to this option whose Fair Market Value as of the Date of Grant exceeds $500,000; and

(ii)                                  The Optionee’s right to exercise this option shall no longer be deferred in the event that (A) a Change in Control occurs, (B) this option is not assumed by the surviving corporation or its parent and (C) the surviving corporation or its parent does not substitute its own option for this option.

(c)                                  Shareholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s shareholders.

SECTION 3.                                                    NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.                                                    EXERCISE PROCEDURES.

(a)                                  Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c).  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The notice shall be signed by the person exercising this option.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b)                                 Issuance of Shares.  After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).  The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

(c)                                  Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5.                                                    PAYMENT FOR STOCK.

(a)                                  Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)                                 Surrender of Stock.  All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer.  Such Shares must have a fair market value (as determined by the Board of Directors) on the date of exercise of this option which, together with any amount paid in another form permissible under this Section 5, is equal to the Purchase Price.  The Optionee shall not surrender Shares in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the option for financial reporting purposes.

(c)                                  Exercise/Sale.  If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(d)                                 Exercise/Pledge.  If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6.                                                    TERM AND EXPIRATION.

(a)                                  Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)                                 Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death or for Cause (as defined below), then this option shall expire on the earliest of the following occasions:

(i)                                     The expiration date determined pursuant to Subsection (a) above;

(ii)                                  The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)                               The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceeding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)                                  Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)                                     The expiration date determined pursuant to Subsection (a) above; or

(ii)                                  The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)                                 Termination for Cause.  If an Optionee’s Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.  “Cause” shall mean any of the following: (1) the Optionee’s theft, dishonesty, or falsification of any Company documents or records; (2) the Optionee’s improper use or disclosure of a the Company’s confidential or proprietary information; (3) any action by the Optionee which has a material detrimental effect on the Company’s reputation or business; (4) the Optionee’s failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any employment or service agreement between the Optionee and the Company, which breach is not cured pursuant to the terms of such agreement; or (6) the Optionee’s conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee’s ability to perform his or her duties with the Company

(e)                                  Leaves of Absence.  For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(f)                                    Notice Concerning ISO Treatment.  If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

SECTION 7.                                                    INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)                                  It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)                                 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

(c)                                  Any other applicable provision of state or federal law has been satisfied.

SECTION 8.                                                    NO REGISTRATION RIGHTS

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 9.                                                    RESTRICTIONS ON TRANSFER.

(a)                                  Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(b)                                 Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters.  In no event, however, shall such period exceed 180 days.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted, or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

(c)                                  Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)                                 Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)                                  Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(f)                                    Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 10.                                             ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 9(b) of the Plan.

SECTION 11.                                             MISCELLANEOUS PROVISIONS.

(a)                                  Rights as a Shareholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)                                 No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)                                  Notice.  Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d)                                 Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e)                                  Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 12.                                             DEFINITIONS.

(a)                                  “Agreement” shall mean this Stock Option Agreement.

(b)                                 “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)                                  “Change in Control” shall mean:

(i)                                     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii)                                  The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                                  “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f)                                    “Company” shall mean bebe stores, inc., a California corporation.

(g)                                 “Consultant” shall mean an individual who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)                                 “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(i)                                     “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(j)                                     “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k)                                  “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(l)                                     “Fair Market Value” shall mean, as of any date, the value of a Share as determined by the Board of Directors, in its sole discretion, subject to the following:

(i)                                     If, on such date, there is a public market for the Stock, the Fair Market Value of a Share shall be the closing sale price of a Share (or the mean of the closing bid and asked prices of a Share if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the next day on which the Stock was so traded following the relevant date, or such other appropriate day as shall be determined by the Board of Directors, in its sole discretion.

(ii)                                  If, on such date, there is no public market for the Stock, the Fair Market Value of a Share shall be as determined by the Board of Directors in good faith.

(m)                               “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n)                                 “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(o)                                 “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(p)                                 “Optionee” shall mean the individual named in the Notice of Stock Option Grant.

(q)                                 “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r)                                    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s)                                  “Plan” shall mean the bebe stores, inc. 1997 Stock Plan, as in effect on the Date of Grant.

(t)                                    “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u)                                 “Securities Act” shall mean the Securities Act of 1933, as amended.

(v)                                 “Service” shall mean service as an Employee, Outside Director or Consultant.

(w)                               “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(x)                                   “Stock” shall mean the Common Stock of the Company.

(y)                                 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(z)                                   “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(aa)                            “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.